UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2024

COFFEE HOLDING CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-32491	11-2238111
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock, par value $0.001 per share	JVA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 2 to the Merger Agreement

As previously disclosed, on September 29, 2022, Coffee Holding Co., Inc., a Nevada corporation (the “Company” or “JVA”), entered into a Merger and Share Exchange Agreement, dated September 29, 2022, as amended (the “Merger Agreement”), by and among JVA, Delta Corp Holdings Limited, a Cayman Islands exempted company (“Pubco”), Delta Corp Holdings Limited, a company incorporated in England and Wales (“Delta”), CHC Merger Sub Inc., a Nevada corporation and wholly owned subsidiary of Pubco (“Merger Sub”), and each of the shareholders of Delta as named therein (the “Sellers”), pursuant to which, among other things, Merger Sub will merge with and into JVA, with JVA surviving as a direct, wholly-owned subsidiary of Pubco (the “Merger”).

On June 29, 2023, JVA, Delta, Pubco, Merger Sub and the Sellers entered into Amendment No. 1 (the “First Amendment”) to amend the Merger Agreement dated September 29, 2022. On January 4, 2024, JVA, Delta, Pubco, Merger Sub and the Sellers entered into Amendment No. 2 (the “Second Amendment”) to further amend the Merger Agreement, dated September 29, 2022, as amended by the First Amendment to the Merger Agreement, dated June 29, 2023. The Second Amendment extends the Outside Date (as defined in the Merger Agreement) from December 31, 2023 to April 1, 2024.

The foregoing description of the Second Amendment and the Merger Agreement does not purport to be complete. The Second Amendment is qualified in its entirety by the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Important Information for Investors and Stockholders

This current report on Form 8-K is provided for informational purposes only and contains information with respect to a proposed business combination (the “proposed business combination”) among JVA, Pubco and Delta. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This report does not constitute a proxy statement, prospectus or any equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

In connection with the proposed business combination, Pubco intends to file relevant materials with the U.S. Securities and Exchange Commission, or the SEC, including a registration statement on Form F-4 that will include a proxy statement to JVA stockholders and also a prospectus for the registration of securities of Pubco, in connection with the proposed business combination (as amended from time to time, the “Registration Statement”). After the Registration Statement is declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to stockholders of JVA as of the record date in the future to be established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF JVA AND OTHER INTERESTED PERSONS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders and other interested persons will be able to obtain free copies of the preliminary proxy statement/prospectus, definitive proxy statement/prospectus, and other relevant material (in each case when available) at the website maintained by the SEC at www.sec.gov. or by directing a request to: Coffee Holding Co., Inc. 3475 Victory Boulevard, Staten Island, New York 10314, Attn: Andrew Gordon, Chief Executive Officer.

Certain Information Regarding Participants in the Solicitation

This Form 8-K is not a solicitation of a proxy from any investor or securityholder. JVA, Delta, Pubco and each of their directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of JVA with respect to the proposed business combination. Information about the directors and executive officers of JVA, including their ownership of shares of JVA common stock, is included in JVA’s Annual Report on Form 10-K for the year ended October 31, 2022, which was filed with the SEC on March 29, 2023.

Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from JVA’s stockholders, including a description of their interests in the proposed merger by security holdings or otherwise, will be included in the Registration Statement and proxy statement/prospectus that Pubco intends to file with the SEC and other relevant documents to be filed with the SEC when they become available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will likewise be included in that Registration Statement. You may obtain free copies of these documents as described above.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other U.S. federal securities laws. All statements other than statements of historical facts contained in this report, including statements regarding JVA, Pubco or Delta’s future results of operations and financial position, JVA, Pubco and Delta’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of JVA, Pubco and Delta, and the expected value of the combined company after the transactions, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed transaction: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of JVA’s securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the inability to complete the transactions contemplated by the transaction agreement, including due to failure to obtain approval of the stockholders of JVA or other conditions to closing in the transaction agreement; the inability to obtain or maintain the listing of Pubco ordinary shares on Nasdaq following the transaction; the risk that the transactions disrupt current plans and operations of JVA as a result of the announcement and consummation of the transactions; the ability to recognize the anticipated benefits of the transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the transactions; changes in applicable laws or regulations; the possibility that JVA, Pubco or Delta may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by JVA and Pubco. Moreover, JVA, Pubco, and Delta operate in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond JVA’s, Pubco’s or Delta’s control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. For these reasons, investors and other interested persons are cautioned not to put undue reliance on forward-looking statements. Neither JVA, Pubco, nor Delta undertake any obligation to update or revise these forward-looking statements, to reflect information, events, or otherwise after the date of this report, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Amendment No. 2, dated January 4, 2024, to the Merger and Share Exchange Agreement, dated September 29, 2022, as amended, by and among Coffee Holding Company, Inc., Delta Corp Holdings Limited, Delta Corp Holdings Limited, CHC Merger Sub Inc., and each of the shareholders named therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

By:	/s/ Andrew Gordon
Name:	Andrew Gordon
Title:	President and Chief Executive Officer

Date: January 4, 2024